                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             _____________________


                                   FORM 8-K
                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 14, 1999



                            HIGHLAND BANCORP, INC.
            (Exact name of Registrant as specified in its charter)

                    Commission file number: 0-29668
        DELAWARE                                    95-4654552
        (State or other jurisdiction of             (I.R.S. Employer
        incorporation or organization)              Identification Number)


        601 SOUTH GLENOAKS BOULEVARD
        BURBANK, CALIFORNIA                         91502
        (Address of principal executive office)     (Zip Code)


      Registrant's telephone number, including area code: (818) 848-4265
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ITEM 5. OTHER EVENTS
On April 14, 1999, Highland Bancorp, Inc. (the "Company") issued a news release reporting the results of the Company's first quarter 1999 operations. The news release is attached as exhibit 99.1 and is incorporated herein by reference.

On April 20, 1999, the Company issued a news release reporting the declaration of a cash and stock dividends. The news release is attached as exhibit 99.2 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits

Exhibit
Number    Description of Exhibit
99.1 News release dated April 14, 1999 reporting the Company's results of operations for the first quarter of 1999.

99.2 News release dated April 20, 1999 reporting the Company's declaration of a cash and stock dividend.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HIGHLAND BANCORP; INC.
                                  ----------------------

Date: April 26, 1999               /s/ ANTHONY L. FREY
--------------------              --------------------
                                  Anthony L. Frey, Executive Vice President
                                  and Chief Financial Officer